CNI CHARTER FUNDS

Large Cap Value Fund
Institutional Class
Servicing Class
Class N

Large Cap Growth Fund
Servicing Class
Class N

Supplement dated November 7, 2012, to Prospectus dated January 28, 2012, as supplemented March 20, 2012, and October 12, 2012,
and Summary Prospectuses dated January 28, 2012, as supplemented October 12, 2012

The Board of Trustees of CNI Charter Funds has decided to close the Large Cap Value Fund and the Large Cap Growth Fund on or about January 3, 2013.  In connection with the closing of the Funds, the Board of Trustees has directed City National Asset Management, Inc., the Funds’ investment adviser, to liquidate the Funds’ portfolio holdings in an orderly manner and to invest the proceeds in money market and other short term instruments.  The Board of Trustees has approved payment of the initial installment of the Funds’ annual capital gains distributions on November 21, 2012, to shareholders of record as of November 19, 2012, and a second capital gains distribution, if necessary, on December 28, 2012, to shareholders of record as of December 26, 2012.

Shareholders of the Large Cap Value Fund and the Large Cap Growth Fund may redeem their shares at any time before the Funds close.  Existing shareholders of either Fund may continue to exchange into the same Class of other series of CNI Charter Funds pursuant to procedures set forth in the Prospectus.  The Funds anticipate that a substantial number of shareholders, many of whom are clients of City National Securities, Inc. or City National Bank or are participants in City National Bank retirement plans, will redeem their shares of the Funds before December 31, 2012.  At the closing date the remaining assets of the Funds will be liquidated and paid to any shareholders who have not redeemed their Fund shares by that date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-013-0100